MARKED TO SHOW CHANGES

                                               SEC. File Nos. 2-12967
                                                             811-5085

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A
                          Registration Statement
                                   Under
                         the Securities Act of 1933

                       Post-Effective Amendment No. 14
                                    and
                            Registration Statement
                                   Under
                     The Investment Company Act of 1940
                               Amendment No. 16

                       CAPITAL  INCOME  BUILDER,  INC.
              (Exact Name of Registrant as specified in charter)

                           333 South Hope Street
                       Los Angeles, California 90071
                  (Address of principal executive offices)

             Registrant's telephone number, including area code:
                                (213) 486-9200

                               Vincent P. Corti
                     Capital Research and Management Company
                            333 South Hope Street
                         Los Angeles, California 90071
                     (name and address of agent for service)

                                  Copies to:
                          MICHAEL  J. FAIRCLOUGH, ESQ.
                             O'Melveny & Myers LLP
                             400 South Hope Street
                        Los Angeles, California  90071
                          (Counsel for the Registrant)

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on January 1, 1999, pursuant to paragraph (b) of rule 485.

                            The American Funds Logo

--------------------------------------------------------------------------------

                                 Capital Income

                                    Builder
                                   Prospectus

                                JANUARY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CAPITAL INCOME BUILDER, INC.
333 South Hope Street
Los Angeles, CA 90071
TICKER SYMBOL: CAIBX            NEWSPAPER ABBREV.: CapIB            FUND NO.: 12

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                             2
 ..................................................................
Fees and Expenses of the Fund                                   5
 ..................................................................
Investment Objectives, Strategies and Risks                     6
 ..................................................................
Year 2000                                                       8
 ..................................................................
Management and Organization                                     9
 ..................................................................
Shareholder Information                                        11
 ..................................................................
Purchase and Exchange of Shares                                12
 ..................................................................
Distribution Arrangements                                      16
 .................................................................
Financial Highlights                                           17

--------------------------------------------------------------------------------

12-010-0199/B
                                        CAPITAL INCOME BUILDER / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund primarily seeks to provide you with a level of current income which exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Secondarily, the fund strives to make your investment grow over time. The fund invests primarily in a broad range of income-producing securities, including stocks with a history of, or potential for, increasing dividends. Normally, the fund will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The fund may also invest significantly in non-U.S. securities.

The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. An investment in the fund is subject to various risks, including the possibility that its share price and total return may decline in response to certain events, such as changes in the market or general economy. The prices of equity securities held by the fund may be affected by events involving the issuers of these securities. The value of debt securities may be affected by changing interest rates and credit ratings. In addition, the prices of non-U.S. securities can decline in response to various factors, including currency fluctuations and political, social and economic instability. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   CAPITAL INCOME BUILDER / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how fund results may vary:

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

88               89           90          91         92          93           94          95           96           97
12.45           19.98        3.89        25.7        10         15.28        -2.26       25.05        17.64        23.33

  The fund's year-to-date return for the nine months ended September 30, 1998 was 3.67%.

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST  11.08%  (quarter ended December 31, 1990)

 X LOWEST   -7.02%  (quarter ended September 30, 1990)

                                        CAPITAL INCOME BUILDER / PROSPECTUS    3

For periods ended December 31, 1997:

                                              THE FUND WITH
                                                 MAXIMUM
             AVERAGE ANNUAL                   SALES CHARGE
              TOTAL RETURN                     DEDUCTED(1)       S&P 500(2)
---------------------------------------------------------------------------
One Year                                         16.25%            33.32%
 .........................................................................
Five Years                                       14.02%            20.23%
 .........................................................................
Ten Years                                        14.08%            18.01%
 .........................................................................
Lifetime(3)                                      12.99%            14.58%

Yield(1): 3.48%

(For current yield information call American FundsLine(R) at 1-800-325-3590)

(1) These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted. Results would be higher if they were calculated at net asset value.

(2) The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) The fund began investment operations on July 30, 1987.

These results illustrate the potential fluctuations on the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

  4   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       5.75%(1)
 .................................................................
Maximum sales charge imposed on reinvested dividends           0%
 .................................................................
Maximum deferred sales charge                               0%(2)
 .................................................................
Redemption or exchange fees                                    0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)
--------------------------------------------------------------------------------

Management Fees                                             0.32%
 .................................................................
Service (12b-1) Fees                                       0.22%*
 .................................................................
Other Expenses                                              0.10%
 .................................................................
Total Annual Fund Operating Expenses                        0.64%

* 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One Year                                                     $637
 .................................................................
Three Years                                                  $768
 .................................................................
Five Years                                                   $911
 .................................................................
Ten Years                                                  $1,327

                                        CAPITAL INCOME BUILDER / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund has two primary investment objectives -- 1) to provide you with a level of current income which exceeds the average yield on U.S. stocks generally and
2) to provide you with a growing stream of income over the years. The fund's secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including stocks and bonds. The fund may also invest significantly in securities of issuers domiciled outside the U.S.

The fund, normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The prices of common stocks and other equity-type securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The values of debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa.

The fund may also invest up to 40% of its assets in non-U.S. securities. The prices of non-U.S. securities can decline in response to currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

  6   CAPITAL INCOME BUILDER / PROSPECTUS

  CAPITAL INCOME BUILDER'S ANNUAL DIVIDEND RATE OVER ITS LIFETIME

  Compared with the average of equity-income funds and Standard & Poor's 500 Stock Composite Index.

                                                 CAPITAL INCOME BUILDER        EQUITY-INCOME FUNDS               S&P 500
                                                 ----------------------        -------------------               -------
10/31/88                                                  5.08                        3.87                        3.29
10/31/89                                                  5.14                        4.37                        3.21
10/31/90                                                   5.6                        5.92                        3.91
10/31/91                                                  5.07                        4.23                        3.09
10/31/92                                                   4.7                        3.59                        2.95
10/31/93                                                  4.43                        2.85                        2.68
10/31/94                                                   5.3                        2.92                        2.76
10/31/95                                                  4.66                        2.74                        2.35
10/31/96                                                  4.89                        2.22                         2.1
10/31/97                                                  3.83                        1.81                        1.68
10/31/98                                                  4.33                        1.61                        1.48

  All numbers are calculated by Lipper Analytical Services.

  The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains.

                                                                  PERCENT OF
   TEN LARGEST INDIVIDUAL EQUITY HOLDINGS
   (AS OF THE END OF THE FUND'S FISCAL YEAR, OCTOBER 31, 1998)    NET ASSETS
   -------------------------------------------------------------------------
   First Union                                                      3.07%
   ......................................................................
   United Utilities                                                 2.13
   ......................................................................
   Wachovia                                                         1.97
   ......................................................................
   BANK ONE                                                         1.81
   ......................................................................
   Philip Morris                                                    1.58
   ......................................................................
   Ameritech                                                        1.54
   ......................................................................
   Southern Electric                                                1.52
   ......................................................................
   Deutsche Telekom                                                 1.44
   ......................................................................
   Thames Water                                                     1.38
   ......................................................................
   Telefonica                                                       1.19
   ......................................................................

  Because the fund is actively managed, its holdings will change from time to time.

                                        CAPITAL INCOME BUILDER / PROSPECTUS    7

--------------------------------------------------------------------------------
YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

  8   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital Income Builder are listed on the following page.

                                        CAPITAL INCOME BUILDER / PROSPECTUS    9

                                                                              YEARS OF EXPERIENCE
                                                                                AS AN INVESTMENT
                                                                                  PROFESSIONAL
                                                                          (INCLUDING THE LAST 5 YEARS)
                                                                 .....................................
                                                 YEARS OF EXPERIENCE      WITH CAPITAL
                                             AS PORTFOLIO COUNSELOR (AND  RESEARCH AND
                                               RESEARCH PROFESSIONAL,      MANAGEMENT
 PORTFOLIO COUNSELORS                            IF APPLICABLE) FOR          COMPANY
  FOR CAPITAL INCOME                           CAPITAL INCOME BUILDER        OR ITS
       BUILDER           PRIMARY TITLE(S)           (APPROXIMATE)          AFFILIATES     TOTAL YEARS
 -----------------------------------------------------------------------------------------------------

 JAMES B. LOVELACE     President and         10 years                     17 years       17 years
                       Director of the
                       fund. Senior Vice
                       President, Capital
                       Research and
                       Management Company
 -----------------------------------------------------------------------------------------------------
 JON B. LOVELACE       Vice Chairman of the  11 years (since the fund     47 years       47 years
                       Board of the fund.    began operations)
                       Chairman Emeritus,
                       Capital Research and
                       Management Company
 -----------------------------------------------------------------------------------------------------
 JANET A. MCKINLEY     Senior Vice           11 years (since the fund     17 years       23 years
                       President of the      began operations)
                       fund. Director,
                       Capital Research and
                       Management Company.
 -----------------------------------------------------------------------------------------------------
 WILLIAM R. GRIMSLEY   Senior Vice           11 years (since the fund     29 years       36 years
                       President and         began operations)
                       Director, Capital
                       Research and
                       Management Company
 -----------------------------------------------------------------------------------------------------
 THIERRY VANDEVENTER   Director, Capital     11 years (since the fund     36 years       36 years
                       Research and          began operations)
                       Management Company
 -----------------------------------------------------------------------------------------------------
 The fund began investment operations on July 30, 1987.
 * Company affiliated with Capital Research and Management Company.

  10   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                           #U.S. CALL TOLL-FREE MAP#

      WESTERN SERVICE    WESTERN CENTRAL        EASTERN CENTRAL  EASTERN SERVICE
      CENTER             SERVICE CENTER          SERVICE CENTER  CENTER
      American Funds     American Funds          American Funds  American Funds
      Service Company    Service Company        Service Company  Service Company
      P.O. Box 2205      P.O. Box 659522          P.O. Box 6007  P.O. Box 2280
      Brea, California   San Antonio,             Indianapolis,  Norfolk, Virginia
      92822-2205         Texas                          Indiana  23501-2280
      Fax: 714/671-7080  78265-9522                  46206-6007  Fax: 757/670-4773
                         Fax: 210/474-4050    Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.
                                       CAPITAL INCOME BUILDER / PROSPECTUS    11

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts
  12   CAPITAL INCOME BUILDER / PROSPECTUS
your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                SALES CHARGE AS A PERCENTAGE OF
                               .................................
                                                        NET         DEALER CONCESSION
                                  OFFERING            AMOUNT             AS % OF
         INVESTMENT                 PRICE            INVESTED        OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $50,000                 5.75%              6.10%                5.00%
 ......................................................................................
$50,000 but less than
  $100,000                        4.50%              4.71%                3.75%
 ......................................................................................
$100,000 but less than
  $250,000                        3.50%              3.63%                2.75%
 ......................................................................................
$250,000 but less than
  $500,000                        2.50%              2.56%                2.00%
 ......................................................................................
$500,000 but less than $1
  million                         2.00%              2.04%                1.60%
 ......................................................................................
$1 million or more and
certain other investments
described below                 see below          see below            see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a
                                       CAPITAL INCOME BUILDER / PROSPECTUS    13
percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  14   CAPITAL INCOME BUILDER / PROSPECTUS

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE(R), OR AMERICAN FUNDSLINE ONLINE(R)

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                       CAPITAL INCOME BUILDER / PROSPECTUS    15

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

  16   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                   YEARS ENDED OCTOBER 31
                                               ...............................
                                1998          1997          1996          1995          1994
                               -------------------------------------------------------
Net asset value, beginning of
period                          $46.14        $39.70        $36.27        $32.68        $34.42
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income             2.09          1.74          1.95          1.69          1.73
 ..............................................................................................
Net gains or losses on
securities (both realized and
unrealized)                       3.87          7.20          3.92          3.69         (1.62)
----------------------------------------------------------------------------------------------
Total from investment
operations                        5.96          8.94          5.87          5.38           .11
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)               (2.09)        (1.77)        (1.94)        (1.69)        (1.73)
 ..............................................................................................
Distributions (from capital
gains)                           (1.61)         (.73)         (.50)         (.10)         (.12)
----------------------------------------------------------------------------------------------
Total distributions              (3.70)        (2.50)        (2.44)        (1.79)        (1.85)
 ..............................................................................................
Net asset value, end of
period                          $48.40        $46.14        $39.70        $36.27       $ 32.68
----------------------------------------------------------------------------------------------
Total return(1)                 13.33%        23.16%        16.76%        16.98%          .47%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
millions)                       $8,747        $7,301        $5,418        $4,533       $ 3,629
 ..............................................................................................
Ratios of expenses to average
net assets                        .64%          .65%          .71%          .72%          .73%
 ..............................................................................................
Ratio of net income to
average net assets               4.35%         4.04%         5.19%         4.96%         5.29%
 ..............................................................................................
Portfolio turnover rate         24.38%        27.65%        27.56%        18.06%        36.19%

(1) Excludes maximum sales charge of 5.75%.

                                       CAPITAL INCOME BUILDER / PROSPECTUS    17

--------------------------------------------------------------------------------
NOTES

  18   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                       CAPITAL INCOME BUILDER / PROSPECTUS    19

--------------------------------------------------------------------------------
NOTES

  20   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                       CAPITAL INCOME BUILDER / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900
                                               ext. 11

                     FOR 24-HOUR INFORMATION

             American              American Funds
             FundsLine(R)          Internet Web site
             800/325-3590          http://www.americanfunds.com

   Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

   ------------------------------------------------------------

   MULTIPLE TRANSLATIONS

   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

   ------------------------------------------------------------

                      OTHER FUND INFORMATION

   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

   Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

   STATEMENT OF ADDITIONAL INFORMATION (SAI)

   Contains more detailed information on all aspects of the fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the
   SEC's Internet Web site at http://www.sec.gov.

   CODE OF ETHICS

   Includes a description of the fund's personal investing policy.

   To request a free copy of any of the documents above:

      Call American Funds    or    Write to the Secretary of
      Service Company              the fund
      800/421-0180 ext. 1          333 South Hope Street
                                   Los Angeles, CA 90071

  Investment Company File No. 811-5085

                                  LOGO  Printed on recycled paper


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary

                            The American Funds Logo

--------------------------------------------------------------------------------

                                 Capital Income

                                    Builder
                                   Prospectus

                                JANUARY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CAPITAL INCOME BUILDER, INC.
333 South Hope Street
Los Angeles, CA 90071
TICKER SYMBOL: CAIBX            NEWSPAPER ABBREV.: CapIB            FUND NO.: 12

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                             2
 ..................................................................
Fees and Expenses of the Fund                                   5
 ..................................................................
Investment Objectives, Strategies and Risks                     6
 ..................................................................
Year 2000                                                       8
 ..................................................................
Management and Organization                                     9
 ..................................................................
Shareholder Information                                        11
 ..................................................................
Purchase and Exchange of Shares                                12
 ..................................................................
Distribution Arrangements                                      16
 .................................................................
Financial Highlights                                           17

--------------------------------------------------------------------------------

12-010-0199/B
                                        CAPITAL INCOME BUILDER / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund primarily seeks to provide you with a level of current income which exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Secondarily, the fund strives to make your investment grow over time. The fund invests primarily in a broad range of income-producing securities, including stocks with a history of, or potential for, increasing dividends. Normally, the fund will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The fund may also invest significantly in non-U.S. securities.

The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. An investment in the fund is subject to various risks, including the possibility that its share price and total return may decline in response to certain events, such as changes in the market or general economy. The prices of equity securities held by the fund may be affected by events involving the issuers of these securities. The value of debt securities may be affected by changing interest rates and credit ratings. In addition, the prices of non-U.S. securities can decline in response to various factors, including currency fluctuations and political, social and economic instability. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   CAPITAL INCOME BUILDER / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how fund results may vary:

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

88               89           90          91         92          93           94          95           96           97
12.45           19.98        3.89        25.7        10         15.28        -2.26       25.05        17.64        23.33

  The fund's year-to-date return for the nine months ended September 30, 1998 was 3.67%.

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST  11.08%  (quarter ended December 31, 1990)

 X LOWEST   -7.02%  (quarter ended September 30, 1990)

                                        CAPITAL INCOME BUILDER / PROSPECTUS    3

For periods ended December 31, 1997:

                                              THE FUND WITH
                                                 MAXIMUM
             AVERAGE ANNUAL                   SALES CHARGE
              TOTAL RETURN                     DEDUCTED(1)       S&P 500(2)
---------------------------------------------------------------------------
One Year                                         16.25%            33.32%
 .........................................................................
Five Years                                       14.02%            20.23%
 .........................................................................
Ten Years                                        14.08%            18.01%
 .........................................................................
Lifetime(3)                                      12.99%            14.58%

Yield(1): 3.48%

(For current yield information call American FundsLine(R) at 1-800-325-3590)

(1) These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted. Results would be higher if they were calculated at net asset value.

(2) The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) The fund began investment operations on July 30, 1987.

These results illustrate the potential fluctuations on the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

  4   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       5.75%(1)
 .................................................................
Maximum sales charge imposed on reinvested dividends           0%
 .................................................................
Maximum deferred sales charge                               0%(2)
 .................................................................
Redemption or exchange fees                                    0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)
--------------------------------------------------------------------------------

Management Fees                                             0.32%
 .................................................................
Service (12b-1) Fees                                       0.22%*
 .................................................................
Other Expenses                                              0.10%
 .................................................................
Total Annual Fund Operating Expenses                        0.64%

* 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One Year                                                     $637
 .................................................................
Three Years                                                  $768
 .................................................................
Five Years                                                   $911
 .................................................................
Ten Years                                                  $1,327

                                        CAPITAL INCOME BUILDER / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund has two primary investment objectives -- 1) to provide you with a level of current income which exceeds the average yield on U.S. stocks generally and
2) to provide you with a growing stream of income over the years. The fund's secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including stocks and bonds. The fund may also invest significantly in securities of issuers domiciled outside the U.S.

The fund, normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks). The prices of common stocks and other equity-type securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The values of debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa.

The fund may also invest up to 40% of its assets in non-U.S. securities. The prices of non-U.S. securities can decline in response to currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

  6   CAPITAL INCOME BUILDER / PROSPECTUS

  CAPITAL INCOME BUILDER'S ANNUAL DIVIDEND RATE OVER ITS LIFETIME

  Compared with the average of equity-income funds and Standard & Poor's 500 Stock Composite Index.

                                                 CAPITAL INCOME BUILDER        EQUITY-INCOME FUNDS               S&P 500
                                                 ----------------------        -------------------               -------
10/31/88                                                  5.08                        3.87                        3.29
10/31/89                                                  5.14                        4.37                        3.21
10/31/90                                                   5.6                        5.92                        3.91
10/31/91                                                  5.07                        4.23                        3.09
10/31/92                                                   4.7                        3.59                        2.95
10/31/93                                                  4.43                        2.85                        2.68
10/31/94                                                   5.3                        2.92                        2.76
10/31/95                                                  4.66                        2.74                        2.35
10/31/96                                                  4.89                        2.22                         2.1
10/31/97                                                  3.83                        1.81                        1.68
10/31/98                                                  4.33                        1.61                        1.48

  All numbers are calculated by Lipper Analytical Services.

  The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains.

                                                                  PERCENT OF
   TEN LARGEST INDIVIDUAL EQUITY HOLDINGS
   (AS OF THE END OF THE FUND'S FISCAL YEAR, OCTOBER 31, 1998)    NET ASSETS
   -------------------------------------------------------------------------
   First Union                                                      3.07%
   ......................................................................
   United Utilities                                                 2.13
   ......................................................................
   Wachovia                                                         1.97
   ......................................................................
   BANK ONE                                                         1.81
   ......................................................................
   Philip Morris                                                    1.58
   ......................................................................
   Ameritech                                                        1.54
   ......................................................................
   Southern Electric                                                1.52
   ......................................................................
   Deutsche Telekom                                                 1.44
   ......................................................................
   Thames Water                                                     1.38
   ......................................................................
   Telefonica                                                       1.19
   ......................................................................

  Because the fund is actively managed, its holdings will change from time to time.

                                        CAPITAL INCOME BUILDER / PROSPECTUS    7

--------------------------------------------------------------------------------
YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

  8   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital Income Builder are listed on the following page.

                                        CAPITAL INCOME BUILDER / PROSPECTUS    9

                                                                              YEARS OF EXPERIENCE
                                                                                AS AN INVESTMENT
                                                                                  PROFESSIONAL
                                                                          (INCLUDING THE LAST 5 YEARS)
                                                                 .....................................
                                                 YEARS OF EXPERIENCE      WITH CAPITAL
                                             AS PORTFOLIO COUNSELOR (AND  RESEARCH AND
                                               RESEARCH PROFESSIONAL,      MANAGEMENT
 PORTFOLIO COUNSELORS                            IF APPLICABLE) FOR          COMPANY
  FOR CAPITAL INCOME                           CAPITAL INCOME BUILDER        OR ITS
       BUILDER           PRIMARY TITLE(S)           (APPROXIMATE)          AFFILIATES     TOTAL YEARS
 -----------------------------------------------------------------------------------------------------

 JAMES B. LOVELACE     President and         10 years                     17 years       17 years
                       Director of the
                       fund. Senior Vice
                       President, Capital
                       Research and
                       Management Company
 -----------------------------------------------------------------------------------------------------
 JON B. LOVELACE       Vice Chairman of the  11 years (since the fund     47 years       47 years
                       Board of the fund.    began operations)
                       Chairman Emeritus,
                       Capital Research and
                       Management Company
 -----------------------------------------------------------------------------------------------------
 JANET A. MCKINLEY     Senior Vice           11 years (since the fund     17 years       23 years
                       President of the      began operations)
                       fund. Director,
                       Capital Research and
                       Management Company.
 -----------------------------------------------------------------------------------------------------
 WILLIAM R. GRIMSLEY   Senior Vice           11 years (since the fund     29 years       36 years
                       President and         began operations)
                       Director, Capital
                       Research and
                       Management Company
 -----------------------------------------------------------------------------------------------------
 THIERRY VANDEVENTER   Director, Capital     11 years (since the fund     36 years       36 years
                       Research and          began operations)
                       Management Company
 -----------------------------------------------------------------------------------------------------
 The fund began investment operations on July 30, 1987.
 * Company affiliated with Capital Research and Management Company.

  10   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                           #U.S. CALL TOLL-FREE MAP#

      WESTERN SERVICE    WESTERN CENTRAL        EASTERN CENTRAL  EASTERN SERVICE
      CENTER             SERVICE CENTER          SERVICE CENTER  CENTER
      American Funds     American Funds          American Funds  American Funds
      Service Company    Service Company        Service Company  Service Company
      P.O. Box 2205      P.O. Box 659522          P.O. Box 6007  P.O. Box 2280
      Brea, California   San Antonio,             Indianapolis,  Norfolk, Virginia
      92822-2205         Texas                          Indiana  23501-2280
      Fax: 714/671-7080  78265-9522                  46206-6007  Fax: 757/670-4773
                         Fax: 210/474-4050    Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.
                                       CAPITAL INCOME BUILDER / PROSPECTUS    11

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts
  12   CAPITAL INCOME BUILDER / PROSPECTUS
your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                SALES CHARGE AS A PERCENTAGE OF
                               .................................
                                                        NET         DEALER CONCESSION
                                  OFFERING            AMOUNT             AS % OF
         INVESTMENT                 PRICE            INVESTED        OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $50,000                 5.75%              6.10%                5.00%
 ......................................................................................
$50,000 but less than
  $100,000                        4.50%              4.71%                3.75%
 ......................................................................................
$100,000 but less than
  $250,000                        3.50%              3.63%                2.75%
 ......................................................................................
$250,000 but less than
  $500,000                        2.50%              2.56%                2.00%
 ......................................................................................
$500,000 but less than $1
  million                         2.00%              2.04%                1.60%
 ......................................................................................
$1 million or more and
certain other investments
described below                 see below          see below            see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a
                                       CAPITAL INCOME BUILDER / PROSPECTUS    13
percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  14   CAPITAL INCOME BUILDER / PROSPECTUS

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE(R), OR AMERICAN FUNDSLINE ONLINE(R)

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                       CAPITAL INCOME BUILDER / PROSPECTUS    15

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

  16   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                   YEARS ENDED OCTOBER 31
                                               ...............................
                                1998          1997          1996          1995          1994
                               -------------------------------------------------------
Net asset value, beginning of
period                          $46.14        $39.70        $36.27        $32.68        $34.42
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income             2.09          1.74          1.95          1.69          1.73
 ..............................................................................................
Net gains or losses on
securities (both realized and
unrealized)                       3.87          7.20          3.92          3.69         (1.62)
----------------------------------------------------------------------------------------------
Total from investment
operations                        5.96          8.94          5.87          5.38           .11
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)               (2.09)        (1.77)        (1.94)        (1.69)        (1.73)
 ..............................................................................................
Distributions (from capital
gains)                           (1.61)         (.73)         (.50)         (.10)         (.12)
----------------------------------------------------------------------------------------------
Total distributions              (3.70)        (2.50)        (2.44)        (1.79)        (1.85)
 ..............................................................................................
Net asset value, end of
period                          $48.40        $46.14        $39.70        $36.27       $ 32.68
----------------------------------------------------------------------------------------------
Total return(1)                 13.33%        23.16%        16.76%        16.98%          .47%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
millions)                       $8,747        $7,301        $5,418        $4,533       $ 3,629
 ..............................................................................................
Ratios of expenses to average
net assets                        .64%          .65%          .71%          .72%          .73%
 ..............................................................................................
Ratio of net income to
average net assets               4.35%         4.04%         5.19%         4.96%         5.29%
 ..............................................................................................
Portfolio turnover rate         24.38%        27.65%        27.56%        18.06%        36.19%

(1) Excludes maximum sales charge of 5.75%.

                                       CAPITAL INCOME BUILDER / PROSPECTUS    17

--------------------------------------------------------------------------------
NOTES

  18   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                       CAPITAL INCOME BUILDER / PROSPECTUS    19

--------------------------------------------------------------------------------
NOTES

  20   CAPITAL INCOME BUILDER / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                       CAPITAL INCOME BUILDER / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900
                                               ext. 11

                     FOR 24-HOUR INFORMATION

             American              American Funds
             FundsLine(R)          Internet Web site
             800/325-3590          http://www.americanfunds.com

   Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

   ------------------------------------------------------------

   MULTIPLE TRANSLATIONS

   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

   ------------------------------------------------------------

                      OTHER FUND INFORMATION

   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

   Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

   STATEMENT OF ADDITIONAL INFORMATION (SAI)

   Contains more detailed information on all aspects of the fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the
   SEC's Internet Web site at http://www.sec.gov.

   CODE OF ETHICS

   Includes a description of the fund's personal investing policy.

   To request a free copy of any of the documents above:

      Call American Funds    or    Write to the Secretary of
      Service Company              the fund
      800/421-0180 ext. 1          333 South Hope Street
                                   Los Angeles, CA 90071

  Investment Company File No. 811-5085

                                  LOGO  Printed on recycled paper

                        CAPITAL  INCOME  BUILDER,  INC.

                                    Part B
                      Statement of Additional Information

                                JANUARY 1, 1999

This document is not a prospectus but should be read in conjunction with the current Prospectus of Capital Income Builder, Inc. (the fund or CIB) dated January 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         Capital Income Builder, Inc.
                           Attention:  Secretary
                           333 South Hope Street
                           Los Angeles, CA  90071
                                (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

TABLE OF CONTENTS

ITEM                                                             PAGE NO.

Certain Investment Limitations and Guidelines                    2

Description of Certain Securities and Investment Techniques      2

Investment Restrictions                                          7

Fund Organization                                                9

Fund Directors and Officers                                      10

Management                                                       14

Dividends, Distributions and Federal Taxes                       17

Purchase of Shares                                               19

Selling Shares                                                   25

Shareholder Account Services and Privileges                      27

Execution of Portfolio Transactions                              29

General Information                                              30

Investment Results and Related Statistics                        32

Description of Commercial Paper and Bond Ratings                 35

Financial Statements                                             Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

OBJECTIVE

- The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

- The fund will invest at least 50% of its assets in common stocks.

DEBT SECURITIES

- The fund may invest up to 5% of its assets in fixed-income securities rated Ba/BB or below or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES
- The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT OBJECTIVES, STRATEGIES AND RISKS."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. Certain securities purchased by the fund, particularly smaller capitalization stocks, may involve large price swings and potential for loss.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 5% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.
Sensitivity to Interest Rate and Economic Changes -- High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

Payment Expectations -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES -- The fund has the flexibility to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: currency controls; fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; expropriation or confiscatory taxation; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

CURRENCY TRANSACTIONS -- The fund may enter into forward currency contracts ("forward contracts") in connection with its investments in securities of non-U.S. issuers. A forward contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The fund engages in forward contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund might sell a particular currency forward, for example, when it wanted to hold securities denominated in that currency but anticipated, and wished to be protected against, a decline in the currency against the U.S. dollar. Similarly it might purchase a currency forward to "lock in" the U.S. dollar price of securities denominated in that currency which it anticipated purchasing. Although forward contracts typically will involve the purchase and sale of a non-U.S. currency against the U.S. dollar, the fund also may purchase or sell one non-U.S. currency forward against another non-U.S. currency.

PORTFOLIO TRADING -- The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described below.

LOANS OF PORTFOLIO SECURITIES -- Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

FORWARD COMMITMENTS -- The fund may purchase or sell securities under which it gives or receives a commitment to complete the transaction beyond the normal settlement period. When the fund purchases such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

The fund also may enter into "roll" transactions, which is the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940 (the "1940 Act").

The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collareral securing the repurchase agreement has declined and may occur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities do not affect the rights of borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

MATURITY -- There are no restrictions on the maturity composition of the portfolio. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The fund may invest in securities with interest rates that are not fixed but fluctuate based upon changes in market rates or designated indexes. Variable rate obligations have interest rates that are adjusted at designated intervals, and interest rates on floating rate obligations are adjusted whenever there are exchanges in the indexes or market rates on which their interest rates are based. In some cases the fund has the ability to demand payment from the dealer or issuer at par plus accrued interest on short notice (seven days or less). The effective maturity of a floating or variable rate obligation is deemed to be the longer of (i) the notice period required before the fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not sold or redeemed by the fund through the demand feature, these obligations would mature on a specified date which may range up to 30 years or more from the date of issuance.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined within the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that the fund may not:

1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3. Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16. Write, purchase or sell put options, call options or combinations thereof;

A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the U.S., the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the U.S. based on the issuer's principal or major business activities.

Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                               FUND ORGANIZATION

The fund is an open-end, diversified management investment company. It was organized as a Maryland corporation on June 8, 1987.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers - Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME,                      POSITION         PRINCIPAL               AGGREGATE             TOTAL                  TOTAL
ADDRESS                    WITH             OCCUPATION(S)           COMPENSATION          COMPENSATION           NUMBER
AND AGE                    REGISTRANT       DURING                  (INCLUDING            (INCLUDING             OF FUND
                                            PAST 5 YEARS            VOLUNTARILY           VOLUNTARILY            BOARDS ON
                                                                    DEFERRED              DEFERRED               WHICH
                                                                    COMPENSATION          COMPENSATION           DIRECTOR
                                                                    /1/)FROM THE          /1/) FROM ALL          SERVES
                                                                    FUND DURING           FUNDS MANAGED          /2/
                                                                    FISCAL YEAR           BY CAPITAL
                                                                    ENDED 10/31/98        RESEARCH AND
                                                                                          MANAGEMENT
                                                                                          COMPANY OR ITS
                                                                                          AFFILIATES /2/
                                                                                          FOR THE YEAR
                                                                                          ENDED 10/31/98

H. Frederick               Director         Private investor;       $16,050/3/            $183,000               19
Christie                                    former President
P.O. Box 144                                and Chief
Palos Verdes                                Executive
Estates, CA  90274                          Officer, The
Age:  65                                    Mission Group
                                            (non-utility
                                            holding company,
                                            subsidiary of
                                            Southern
                                            California Edison
                                            Company)

+Paul G. Haaga, Jr.        Chairman         Executive Vice          None/4/               None/4/                14
333 South Hope             of the           President and
Street                     Board            Director, Capital
Los Angeles, CA                             Research and
90071                                       Management
Age: 50                                     Company

Mary Myers Kauppila        Director         Private Investor;       $16,850/3/            $97,500/3/             5
One Winthrop Square                         former Owner and
Boston, MA  02110                           President, Energy
Age:  44                                    Investment, Inc.

+James B. Lovelace         President        Senior Vice             None/4/               None/4/                1
333 South Hope             and              President,
Street                     Director         Capital Research
Los Angeles, CA                             and Management
90071                                       Company
Age:  42

+Jon B. Lovelace           Vice             Chairman                None/4/               None/4/                4
333 South Hope             Chairman         Emeritus, Capital
Street                     of               Research and
Los Angeles, CA            the Board        Management
90071                                       Company
Age:  71

Gail L. Neale              Director         President, The          $16,450/3/            $68,700/3/             5
The Lovejoy                                 Lovejoy
Consulting Group                            Consulting Group,
154 Prospect                                Inc.; former
Parkway                                     Executive Vice
Burlington, VT                              President of the
05401                                       Salzburg Seminar;
Age:  63                                    former Director
                                            of Development
                                            and the Capital
                                            Campaign,
                                            Hampshire College

Robert J. O'Neill          Director         Chichele                $16,850               $39,400                3
Whitney, OXON                               Professor of the
United Kingdom                              History of War
Age:  62                                    and Fellow, All
                                            Souls College,
                                            University of
                                            Oxford

Donald E. Petersen         Director         Retired; former          $16,450/3/           $79,800/3/              4
255 East Brown                              Chairman of the
Birmingham, MI                              Board and Chief
48009                                       Executive
Age:  72                                    Officer, Ford
                                            Motor Company

Stefanie Powers            Director         Actor; President,       $16,050               $31,100                2
2661 Hutton Drive                           William Holden
Beverly Hills, CA                           Wildlife
90210                                       Foundation
Age:  56

Frank Stanton              Director         Retired; former         $17,250               $33,600                2
25 West 52nd Street                         President, CBS
New York, NY  10019                         Inc. (1946-1973)
Age:  90

Charles Wolf, Jr.          Director         Dean, The RAND          $15,650               $33,600                2
1700 Main Street                            Graduate School;
Santa Monica, CA                            Senior Economic
90407                                       Adviser, The RAND
Age:  74                                    Corporation


+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended October 31, 1998 for participating Directors is as follows:
H. Frederick Christie ($54,848), Mary Myers Kauppila ($113,555), Gail L. Neale ($70,400) and Donald E. Petersen ($53,855). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Paul G. Haaga, Jr., James B. Lovelace and Jon B. Lovelace are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.
                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)        PRINCIPAL OCCUPATION(S)
                                    HELD WITH          DURING PAST 5 YEARS
                                    REGISTRANT

Paul G. Haaga, Jr.
 (see above)

Jon B. Lovelace
 (see above)

James B. Lovelace
 (see above)

Larry P. Clemmensen        51       Senior Vice        Senior Vice President
333 South Hope                      President          and Director, Capital
Street                                                 Research and Management
Los Angeles, CA                                        Company; President and
90071                                                  Director,
                                                       The Capital Group
                                                       Companies, Inc.

Janet A. McKinley          44       Senior Vice        Director, Capital
630 Fifth Avenue                    President          Research and Management
New York, NY  10111                                    Company; Senior Vice
                                                       President, Capital
                                                       Research Company

Catherine M. Ward          51       Senior Vice        Senior Vice President
333 South Hope                      President          and Director,
Street                                                 Capital Research and
Los Angeles, CA                                        Management Company
90071

Joyce E. Gordon            42       Vice               Senior Vice President
333 South Hope                      President          and Director,
Street                                                 Capital Research
Los Angeles, CA                                        Company
90071

Darcy B. Kopcho            45       Vice               Executive Vice
333 South Hope                      President          President and Director,
Street                                                 Capital Research
Los Angeles, CA                                        Company
90071

Steven T. Watson           43       Vice               Senior Vice President
25 Bedford Street                   President          and Director, Capital
London, England                                        Research Company

Vincent P. Corti           42       Secretary          Vice President - Fund
333 South Hope                                         Business Mangement
Street                                                 Group, Capital Research
Los Angeles, CA                                        and Management Company
90071

R. Marcia Gould            44       Treasurer          Vice President - Fund
135 South State                                        Business Mangement
College Blvd.                                          Group, Capital Research
Brea, CA  92821                                        and Management Company

Diana J. Prohoroff         49       Assistant          Assistant Vice
135 South State                     Treasurer          President - Fund
College Blvd.                                          Business Mangement
Brea, CA  92821                                        Group, Capital Research
                                                       and Management Company


All of the officers listed are officers or employees of Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,500 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of December 1, 1998, the officers and directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information on more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, dated March 1, 1995, will continue in effect until October 31, 1999 unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the fund, provides necessary office space, all necessary office equipment and telephone facilities and utilities, and general purpose forms, supplies, stationery and postage used at the office of the fund relating to the services furnished by the Investment Adviser. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, compensation and expenses of Directors who are not affiliated persons of the Investment Adviser; fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund and the daily determination of the fund's net asset value per share; costs of designing, printing, and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of sale (including federal and state registration and qualification), issuance (including costs of any share certificates) and redemption of shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; and taxes. The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels of 4%, 5%, 6%, 7% and 8%, management fees would be 0.31%, 0.34%, 0.37%, 0.40% and 0.43%, respectively.

During the fiscal years ended October 31, 1998, 1997 and 1996, the Investment Adviser's total fees amounted to $26,651,000, $20,097,000 and $18,213,000, respectively.

Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets.
Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The fund might be eligible to exclude certain additional expenses, such as expenses of maintaining foreign custody of certain of its portfolio securities, or to obtain a waiver of such limit in its entirety.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended October 31, 1998 amounted to $6,716,000 after allowance of $32,535,000 to dealers. During the fiscal years ended October 31, 1997 and 1996 the Principal Underwriter retained $6,383,000 and $4,007,000 after allowance of $32,064,000 and $20,341,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended October 31, 1998, the fund paid or accrued $18,508,000 under the Plan.

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it generally will be taxed only on that portion of such investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.
However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

Under the Code, a fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%; and, the maximum corporate tax applicable to ordinary income and net capital gain is 35%. (However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax up to $100,000). Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRA's (deductible, nondeductible and Roth IRA's) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situation.

                               PURCHASE OF SHARES

METHOD              INITIAL INVESTMENT                             ADDITIONAL INVESTMENTS

                    See "Investment Minimums and Fund              $50 minimum (except where a
                    Numbers" for initial investment                lower minimum is noted under
                    minimums.                                      "Investment Minimums and Fund
                                                                   Numbers").

By contacting       Visit any investment dealer who is             Mail directly to your investment
your                registered in the state where the              dealer's address printed on your
investment          purchase is made and who has a sales           account statement.
dealer              agreement with American Funds
                    Distributors.

By mail             Make your check payable to the fund            Fill out the account additions
                    and mail to the address indicated on           form at the bottom of a recent
                    the account application.  Please               account statement, make your
                    indicate an investment dealer on the           check payable to the fund, write
                    account application.                           your account number on your
                                                                   check, and mail the check and
                                                                   form in the envelope provided
                                                                   with your account statement.

By telephone        Please contact your investment dealer          Complete the "Investments by
                    to open account, then follow the               Phone" section on the account
                    procedures for additional investments.         application or American
                                                                   FundsLink Authorization Form.
                                                                   Once you establish the
                                                                   privilege, you, your financial
                                                                   advisor or any person with your
                                                                   account information can call
                                                                   American FundsLine(R) and make
                                                                   investments by telephone
                                                                   (subject to conditions noted in
                                                                   "Telephone and Computer
                                                                   Purchases, Redemptions and
                                                                   Exchanges" below).

By computer         Please contact your investment dealer          Complete the American FundsLink
                    to open account, then follow the               Authorization Form.  Once you
                    procedures for additional investments.         establish the privilege, you,
                                                                   your financial advisor or any
                                                                   person with your account
                                                                   information may access American
                                                                   FundsLine OnLine(SM) on the
                                                                   Internet and make investments by
                                                                   computer (subject to conditions
                                                                   noted in "Telephone and Computer
                                                                   Purchases, Redemptions and
                                                                   Exchanges" below).

By wire             Call 800/421-0180 to obtain your               Your bank should wire your
                    account number(s), if necessary.               additional investments in the
                    Please indicate an investment dealer           same manner as described under
                    on the account.  Instruct your bank to         "Initial Investment."
                    wire funds to:
                    Wells Fargo Bank
                    155 Fifth Street
                    Sixth Floor
                    San Francisco, CA  94106
                    (ABA #121000248)
                    For credit to the account of:
                    American Funds Service Company
                    a/c #4600-076178
                    (fund name)
                    (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(SM)

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(R)

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(SM)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of                  1,000                   19
America(R)

The Tax-Exempt Fund of                       1,000                   20
California(R)*

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(R)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(SM)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds.
Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since share prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:

   -- Over $50,000;
   -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has not been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(SM)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application).

   -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to American Funds Service Company.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund or (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)-- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R)) or computer (including American FundsLine OnLine(SM)), fax or telegraph purchase redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above. While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactioins.

Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 1998, 1997 and 1996 amounted to $2,797,000, $2,123,000 and
$2,365,000, respectively.

The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan & Co. Inc. and Merrill Lynch Mortgage Investors, Inc. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan & Co. in the amount of $11,310,000 and debt securities of Merrill Lynch Mortgage Investors, Inc. in the amount of $1,929,000 as of the close of its October 31, 1998 fiscal year.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,060,000 for the fiscal year ended October 31, 1998.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on October 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 -- The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER VOTING RIGHTS -- The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, shareholders holding a majority of the votes entitled to be cast, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of at least than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- OCTOBER 31, 1998

 Net asset value and redemption price per share
  (Net assets divided by shares outstanding)               $48.40

 Maximum offering price per share
  (100/94.25 of per share net asset value, which takes
  into account the fund's current maximum sales charge)    $51.35

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 3.72 % based on a 30-day (or one month) period ended October 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[( a-b/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns for the five- and ten-year periods ended October 31, 1998 was 6.82%, 12.53% and 13.57%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales charge of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT, and THE WALL STREET JOURNAL.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may also from time to time compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines and other goods and services that people buy for day-to-day living).

The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.

The investment results set forth below were calculated as described in the fund's prospectus.

CIB VS. VARIOUS UNMANAGED INDICES



Lifetime                CIB          DJIA/1/         S&P 500/2/



1987*- 10/31/98       +282.4%        +365.3%         +372.8%


 (*Since inception 7/30/87)

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

Illustration of a $10,000 investment in CIB with dividends reinvested and capital gain distributions taken in shares (for the period July 30, 1987 through October 31, 1998)

COST OF SHARES                                               VALUE OF SHARES



Year                                         Total                          From             From

Ended          Annual       Dividends        Investment    From Initial     Capital Gains    Dividends        Total

October 31     Dividends    (cumulative)     Cost          Investment       Reinvested       Reinvested       Value



1987#          $92          $92              $10,092       $8,842           -                $87              $8,929

1988           494          586              10,586        9,429            -                600              10,029

1989           556          1,142            11,142        10,437           -                1,252            11,689

1990           633          1,775            11,775        9,737            -                1,765            11,502

1991           708          2,483            12,483        11,946           -                2,912            14,858

1992           792          3,275            13,275        12,821           $130             3,942            16,893

1993           881          4,156            14,156        14,342           212              5,343            19,897

1994           975          5,131            15,131        13,617           267              6,052            19,936

1995           1,079        6,210            16,210        15,112           367              7,888            23,367

1996           1,199        7,409            17,409        16,542           751              9,907            27,200

1997           1,324        8,733            18,733        19,225           1,446            12,934           33,605

1998           1,468        10,201           20,201        20,315           2,760            15,163           38,238


# From July 30, 1987

The dollar amount of capital gain distributions during the period was $2,304.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS - MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE DEBT SECURITIES - MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unre liable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

CAPITAL INCOME BUILDER
Portfolio Summary - OCTOBER 31, 1998

Largest Individual                Percent of
Equity Holdings                   Net Assets
----------------------------      ---------
First Union                          3.07%
United Utilities                      2.13
Wachovia                              1.97
BANK ONE                              1.81
Philip Morris                         1.58
Ameritech                             1.54
Southern Electric                     1.52
Deutsche Telekom                      1.44
Thames Water                          1.38
Telefonica                            1.19

CAPITAL INCOME BUILDER
Investment Portfolio October 31, 1998


Equity Securities                                         Shares or  Market  Percent
                                                          Principal    Value  of Net
Energy                                                       Amount (Millions Assets
----------------------------------------------           ------------------------------
Energy Sources - 3.19%
Amoco Corp.                                               1,700,000  $ 95.413  1.09%
Atlantic Richfield Co.                                      410,000   28.239      .32
CalEnergy Capital Trust II 6.25% convertible preferred 20   130,000    5.590      .06
Chevron Corp.                                               800,000   65.200      .75
Phillips Petroleum Co.                                      950,000   41.088      .47
Royal Dutch Petroleum Co. (New York Registered Shares)      880,000   43.340      .50
----------------------------------------------           ------------------------------
Utilities: Electric & Gas - 6.95%
Australian Gas Light Co.                                    380,088    2.737      .03
Central and South West Corp.                              1,450,000   40.328      .46
DPL Inc.                                                  2,684,200   50.832      .58
DTE Energy Co.                                              450,000   19.181      .22
GPU, Inc.                                                 1,150,000   49.594      .57
KeySpan Energy Corp.                                      2,428,800   72.560      .83
National Power PLC                                        9,600,000   83.390      .95
Nevada Power Co.                                            920,000   23.230      .26
NIPSCO Industries, Inc.                                     600,000   17.963      .21
PowerGen PLC                                              1,600,000   22.628      .26
Southern Electric PLC                                    12,900,000  132.567     1.52
Williams Companies, Inc.                                  3,383,250   92.828     1.06
----------------------------------------------           ------------------------------
                                                                     886.708    10.14
                                                                    -------------------

Materials
----------------------------------------------           ------------------------------
Chemicals - 0.08%
E.I. du Pont de Nemours and Co.                             120,000    6.900      .08
----------------------------------------------           ------------------------------
Forest Products & Paper - 0.72%
Chesapeake Corp.                                            300,000   10.500      .12
Potlatch Corp.                                              613,800   22.404      .26
Rayonier Inc.                                               215,600    8.449      .10
Union Camp Corp.                                            500,000   21.500      .24
----------------------------------------------           ------------------------------
Metals: Nonferrous - 0.08%
USX Corp. 6.75% DECS convertible preferred 2000             500,000    7.250      .08
----------------------------------------------           ------------------------------
                                                                      77.003      .88
                                                                    -------------------

Capital Equipment
----------------------------------------------           ------------------------------
Industrial Components - 0.32%
Tomkins PLC                                               6,000,000   27.767      .32
----------------------------------------------           ------------------------------



Consumer Goods
----------------------------------------------           ------------------------------
Automobiles - 1.26%
Chrysler Corp.                                              300,000   14.438      .17
Ford Motor Co., Class A                                   1,750,000   94.938     1.09
----------------------------------------------           ------------------------------
Beverages & Tobacco - 3.99%
British American Tobacco PLC (formerly B.A.T Industries P 1,000,000    8.904      .10
Foster's Brewing Group Ltd.                              16,000,000   39.344      .45
Gallaher Group PLC                                        8,121,700   55.732      .64
Philip Morris Companies Inc.                              2,715,000  138.804     1.58
RJR Nabisco Holdings Corp.                                  950,000   27.134      .31
Societe Nationale d'Exploitation Industrielle des Tabacs
 et Allumettes "SEITA"                                      575,000   34.168      .39
UST Inc.                                                  1,350,000   45.900      .52
----------------------------------------------           ------------------------------
Health & Personal Care - 0.51%
Bristol-Myers Squibb Co.                                    400,000   44.225      .51
----------------------------------------------           ------------------------------
                                                                     503.587     5.76
                                                                    -------------------

Services
----------------------------------------------           ------------------------------
Broadcasting & Publishing - 0.46%
Golden Books Family Entertainment, Inc. 8.75% convertible
 TOPrS 2016                                                 100,000     .050     .00
Houston Industries Inc. 7.00% ACES convertible preferred    340,000   27.561      .31
West Australian Newspapers Holdings Ltd.                  4,165,000   13.134      .15
----------------------------------------------           ------------------------------
Business & Public Services - 6.11%
American Water Works Co., Inc.                            1,850,000   59.084      .68
Autopistas del Mare Nostrum, SA Concesionaria del Estado    750,000   18.811      .21
Consumers Water Co.                                         300,000    9.038      .10
Hutchison Delta Finance Ltd. 7.00% convertible
 debentures 2002 (2,3)                                   11,000,000   11.000      .13
Hyder PLC                                                 5,980,000   82.222      .94
Thames Water PLC                                          6,554,166  120.667     1.38
TNT Post Groep                                            1,778,900   47.592      .54
United Utilities PLC                                     12,717,416  186.032     2.13
----------------------------------------------           ------------------------------
Leisure & Tourism - 0.19%
Host Marriott Financial Trust 6.75% QUIPS convertible
 preferred 2026                                             400,000   16.300      .19
----------------------------------------------           ------------------------------

Merchandising - 0.87%
J.C. Penney Co., Inc.                                       950,000   45.125      .52
Safeway PLC                                               6,100,000   30.629      .35
----------------------------------------------           ------------------------------
Telecommunications - 10.07%
Ameritech Corp.                                           2,502,600  134.984     1.54
Deutsche Telekom AG                                       4,607,300  125.570     1.44
France Telecom, SA                                          850,000   59.311      .68
Hong Kong Telecommunications Ltd. (ADR)                   2,454,377   49.241      .56
Koninklijke PTT Nederland NV                              1,800,593   69.947      .80
SBC Communications Inc.                                   1,000,000   46.313      .53
Telecom Argentina SA, Class B (ADR)                         841,900   27.151      .31
Telecom Corp. of New Zealand Ltd.                        15,784,160   64.736
Telecom Corp. of New Zealand Ltd. (2)                     8,380,000   34.369     1.14
Telecom Corp. of New Zealand Ltd. (ADR)                      25,000     .825
Telecom Italia SpA                                       18,255,800   92.443     1.06
Telefonica de Argentina SA, Class B (ADR)                   136,300    4.506      .05
Telefonica, SA (formerly Telefonica de Espana, SA)        2,300,840  103.827     1.19
TELUS Corp.                                               1,300,000   26.793      .31
U S WEST, Inc.                                              704,707   40.433      .46
----------------------------------------------           ------------------------------
Transportation: Airlines - 0.35%
Qantas Airways Ltd.                                      18,261,867   31.080      .35
----------------------------------------------           ------------------------------
                                                                    1,578.774   18.05
                                                                    -------------------

Finance
----------------------------------------------           ------------------------------
Banking - 17.78%
AmSouth Bancorporation                                    2,100,000   84.131      .96
Australia and New Zealand Banking Group Ltd.              2,400,000   13.740      .16
BANK ONE CORP.                                            3,238,000  158.257     1.81
BancWest Corp. (formerly First Hawaiian Bank)               400,000   15.950      .18
Bank of Nova Scotia                                       4,241,600   88.659     1.01
Barclays PLC                                              3,500,000   75.392      .86
Chase Manhattan Corp.                                       800,000   45.450      .52
Comerica Inc.                                               600,000   38.700      .44
Commonwealth Bank of Australia                            1,650,000   20.535      .23
First Security Corp. (Utah)                               2,420,500   49.469      .56
First Union Corp.                                         4,623,506  268.163     3.07
ForeningsSparbanken AB                                      845,000   22.905      .26
HSBC Holdings PLC                                         1,016,583   23.301      .27
Huntington Bancshares Inc.                                1,954,617   56.195      .64
KeyCorp                                                   2,070,000   62.747      .72
Keystone Financial, Inc.                                  1,127,550   32.981      .38
J.P. Morgan & Co. Inc.                                      120,000   11.310      .13
National Australia Bank Ltd.                              2,480,654   32.905      .38
National City Corp.                                         800,000   51.450      .59
Royal Bank of Canada                                      1,715,000   79.154      .90
United Bankshares, Inc.                                     600,000   16.050      .18
Wachovia Corp.                                            1,899,375  172.606     1.97
Washington Mutual, Inc.                                   1,100,000   41.181      .47
Westpac Banking Corp.                                     7,100,930   43.231      .49
Wilmington Trust Corp.                                      950,000   52.309      .60
----------------------------------------------           ------------------------------
Financial Services - 0.43%
Health Care Property Investors, Inc.                        880,000   29.590      .34
Imperial Credit Commercial Mortgage Investment Corp.        900,000    7.538      .09
----------------------------------------------           ------------------------------
Insurance - 3.18%
American General Corp.                                      160,000   10.960      .13
EXEL Ltd.                                                   970,800   74.206      .85
Guardian Royal Exchange PLC                               6,432,572   31.168      .36
HIH Winterthur International Holdings Ltd.                4,715,540    6.668      .08
Lincoln National Corp.                                    1,280,000   97.120     1.11
Ohio Casualty Corp.                                         717,500   27.086      .31
Royal & Sun Alliance Insurance Group PLC                  3,286,656   30.090      .34
----------------------------------------------           ------------------------------
Real Estate - 4.31%
AMB Property Corp.                                          750,000   17.250      .20
Apartment Investment and Management Co., Class A          1,125,000   39.305      .45
Archstone Communities Trust (formerly Security Capital
 Atlantic Trust and Security Capital Pacific Trust)       4,784,585   96.290     1.10
Bradley Real Estate, Inc.                                 1,045,000   21.945      .25
CarrAmerica Realty Corp.                                  1,620,000   36.450      .42
CCA Prison Realty Trust                                     429,400   10.091      .12
Correctional Properties Trust                               185,000    3.596      .04
Kimco Realty Corp.                                          400,000   15.925      .18
Meditrust Corp., paired stock                             2,010,000   32.663      .37
Pacific Retail Trust (2,3)                                2,850,000   37.050      .42
ProLogis Trust (formerly Security Capital Industrial Trus 1,191,114   25.981      .30
Redwood Trust, Inc.                                         100,000    1.375      .02
Spieker Properties, Inc.                                    250,000    8.625      .10
Washington Real Estate Investment Trust                     145,500    2.583      .03
Weeks Corp.                                                 485,000   14.095      .16
Weingarten Realty Investors                                 300,000   13.331      .15
----------------------------------------------           ------------------------------
                                                                    2,247.752   25.70
                                                                    -------------------

Multi-Industry and Miscellaneous
----------------------------------------------           ------------------------------
Multi-Industry - 0.24%
Hunting PLC                                               4,260,000   11.194      .13
Lend Lease Corp. Ltd.                                       306,535    6.770      .08
Thermo Instrument Systems Inc. 4.50% convertible
 debentures 2003 (2)                                      3,000,000    2.629      .03
----------------------------------------------           ------------------------------
Miscellaneous - 2.40%
Equity securities in initial period of
 acquisition                                                         210.572     2.40
Anglo American Coal Corp. Ltd.
Anglogold Ltd. (South Africa)
Bankers Trust New York Corp. (USA)
Cabot Industrial Trust
Cendant Corp. 7.50% PRIDES convertible preferred
Devro PLC (United Kingdom)
GLENBOROUGH REALTY TR CV PF SER A 7.75%  12/31/49
Hickson International PLC (United Kingdom)
[The] Rank Group PLC (United Kingdom)
Shell Transport and Trading Co. PLC (New York Registered Shares) (United  Kin
Stora Kopparbergs Berslags, Class A (Sweden)
Swisscom AG (Switzerland)
Wisconsin Energy Corp. (USA)

----------------------------------------------            1,608,800 -------------------
                                                                     231.165     2.64
                                                                    -------------------
TOTAL EQUITY SECURITIES (cost:
 $3,670.864 million)                                                5,552.756   63.49
                                                                    -------------------


                                                          Principal
Bonds and Notes                                              Amount
----------------------------------------------           ------------------------------
Corporate
----------------------------------------------           ------------------------------
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class C, 8.15% 2019 (4)                        5,443,783    5.658      .07
Allegiance Corp. 7.80% 2016                               3,000,000    3.345      .04
Atlas Air, Inc., 1998-1 Pass Through Trust,
 Class B, 7.68% 2014 (4)                                  5,000,000    4.979      .16
Atlas Air, Inc., 1998-1 Pass Through Trust,
 Class A, 7.38% 2018 (4)                                  9,000,000    9.225
Ball Corp. 7.75% 2006 (2)                                 3,500,000    3.623      .04
Boyd Gaming Corp. 9.25% 2003                              1,250,000    1.263      .01
Cable & Wireless Communications PLC 6.625%-6.75% 2005-200 3,625,000    3.674      .04
Cablevision Systems Corp. 7.875%-8.125% 2007-2009         5,500,000    5.459      .06
California Energy Co., Inc. 10.25% 2004                   4,300,000    4.530      .05
Camden Property Trust 7.00% 2006                          5,000,000    4.708      .05
CarrAmerica Realty Corp. 6.625%-7.375% 2000-2007         26,000,000   24.901      .28
CBS Corp. 7.15% 2005                                      6,000,000    6.131      .07
Century Communications Corp. 8.75% 2007                   2,000,000    2.070      .02
Chateau Properties, Inc. 6.92% MOPPRS 2014               10,500,000    9.945      .11
Columbia Gas System, Inc., Series G, 7.62% 2025           3,000,000    3.035
Columbia Gas System, Inc., Series C, 6.80% 2005           2,000,000    2.106      .06
Columbia/HCA Healthcare Corp. 6.125%-6.91% 2000-2045     28,580,000   27.715      .32
Comcast Cellular Corp., Series B, 9.50% 2007              5,000,000    5.113      .06
Consumers International Inc. 10.25% 2005                  5,000,000    5.075      .06
Container Corp. of America 9.75% 2003                     8,485,000    8.188      .09
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (4,5)                1,974,347    2.053
Continental Airlines, Inc., pass-through certificates,
 7.78% 2007 (4,5)                                         2,944,600    2.978      .12
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (4)                   5,000,000    5.061
Cox Radio, Inc. 6.375% 2005 (2)                           3,500,000    3.641      .04
Delta Air Lines, Inc., 1991 Equipment
 Certificates Trust, Series K, 10.00% 2014 (2)            2,000,000    2.599      .03
DLJ Mortgage Acceptance Corp., Series 1996-CF1,
 Class A-1A, 7.28% 2028                                   2,081,812    2.165      .03
EOP Operating LP, 6.625%-6.75% 2003-2008                  5,550,000    5.381      .06
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (4)                                4,250,000    4.318      .05
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026            2,000,000    1.180      .01
Hearst-Argyle Television, Inc. 7.00% 2018                 2,000,000    1.937      .02
Highwoods/Forsyth LP, 6.835% MOPPRS 2003                  5,000,000    4.903      .06
Irvine Apartment Communities, LP 7.00% 2007               7,000,000    6.714      .08
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (2)                                                 5,000,000    5.793      .07
McDermott Inc. 9.375% 2002                                6,000,000    6.468      .07
J. Ray McDermott, SA 9.375% 2006                          8,000,000    8.280      .10
M.D.C. Holdings, Inc. 8.375% 2008                         5,000,000    4.650      .05
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured
 Housing Contract, Series 1995-C2, Class A-1, 7.093% 2021 1,891,944    1.929      .02
Fred Meyer, Inc. 7.375% 2005                              5,000,000    5.208      .06
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002               2,537,441    2.754      .03
Occidental Petroleum Corp. 8.50% 2004                     8,000,000    8.123      .09
Ocean Energy, Inc. 8.875% 2007                            5,000,000    4.925      .06
Omega Healthcare Investors, Inc. 6.95% 2002-2007         18,000,000   16.878      .19
Owens-Illinois, Inc. 7.85%-8.10% 2004-2007                2,000,000    2.092      .02
Paperboard Industries International Inc. 8.375% 2007      4,750,000    4.418      .05
Parker & Parsley Petroleum Co. 8.25% 2007                 5,000,000    5.266      .06
Price REIT, Inc. 7.50% 2006                              11,000,000   11.291      .13
ProLogis Trust 7.05% 2006                                 3,000,000    2.894      .03
Qwest Communications International Inc. 0%/9.47% 2007 (6) 2,000,000    1.480      .02
Riggs National Corp. 8.50% 2006                           2,600,000    2.713      .03
Rite Aid Corp. 7.125% 2007                                5,000,000    5.210      .06
Royal Caribbean Cruises Ltd. 7.00%-7.25% 2007-2018        4,500,000    4.392      .05
Rykoff-Sexton, Inc. 8.875% 2003                           2,000,000    2.020      .02
Security Capital Group Inc. 7.15% 2007                    7,500,000    7.195      .08
Security Capital Industrial Trust 7.81% 2015              2,000,000    1.868      .02
Security Capital Pacific Trust 7.25% 2004                 5,000,000    4.941      .06
Shopping Center Associates 6.75% 2004 (2)                 3,000,000    2.919      .03
Spieker Properties, LP 6.75%-6.875% 2005-2008            15,000,000   14.548      .17
Tenet Healthcare Corp. 8.125% 2008 (2)                   10,000,000   10.150      .12
Time Warner Inc. 10.15% 2012                              5,000,000    6.620      .08
TKR Cable I, Inc. 10.50% 2007                             7,000,000    7.689      .09
Wellsford Residential Property Trust 7.75% 2005           2,500,000    2.593      .03
WestPoint Stevens Inc. 7.875% 2005                        5,000,000    5.050      .06
Woolworth Corp., Series A, 6.98%-7.00% 2001-2002         16,500,000   16.341      .19
WorldCom, Inc. 6.40% 2005                                 3,150,000    3.273      .04
----------------------------------------------           ------------------------------
                                                                     373.644     4.27
                                                                    -------------------

Governments and Governmental Authorities
----------------------------------------------           ------------------------------
Canadian Government 7.00% September 2001                 40,000,000   27.495      .32
----------------------------------------------           ------------------------------
                                                                      27.495      .32
                                                                    -------------------

U.S. Treasuries
----------------------------------------------           ------------------------------
8.50% February 2000                                      150,000,000 157.593     1.80
6.375% May 2000                                          100,000,000 102.984     1.18
8.75% August 2000                                        150,000,000 161.274     1.84
6.125% September 2000                                    30,000,000   30.975      .35
8.00% May 2001                                            6,000,000    6.519      .07
6.50% May 2001                                            3,000,000    3.157      .04
14.25% February 2002                                     75,000,000   97.383     1.11
11.125% August 2003                                      75,000,000   96.328     1.10
6.50% May 2005                                            7,500,000    8.355      .10
6.125% August 2007                                        2,200,000    2.429      .03
6.375% August 2027                                        9,000,000   10.371      .12
----------------------------------------------           ------------------------------
                                                                     677.368     7.74
                                                                    -------------------
TOTAL BONDS AND NOTES (cost: $1,072.893 million)                    1,078.507   12.33
                                                                    -------------------
TOTAL INVESTMENT SECURITIES (cost: $4,743.757
 million)                                                           6,631.263   75.82
                                                                    -------------------


SHORT-TERM SECURITIES
----------------------------------------------           ------------------------------
Corporate Short-Term Notes
----------------------------------------------           ------------------------------
American Express Credit Corp. 5.03% due 1/5/99           29,500,000   29.216      .33
Ciesco LP 5.05%-5.47% due 11/6/98-1/22/99                81,200,000   80.582      .92
Coca-Cola Co. 4.89%-5.30% due 12/1/98-1/19/99            80,600,000   80.004      .91
Walt Disney Co. 4.96% due 1/14/99                        50,000,000   49.476      .57
Duke University 5.51% due 11/6/98                        17,900,000   17.884      .21
E.I. du Pont de Nemours and Co. 4.98%-5.34% due 11/24/98-80,000,000   79.531      .91
Ford Motor Credit Co. 5.05%-5.47% due 11/2/98-1/7/99     77,000,000   76.637      .88
Gannett Co., Inc. 5.25% due 11/3/98 (2)                  41,800,000   41.782      .48
General Electric Capital Corp. 5.11%-5.72% due 11/2-11/2338,800,000   38.703      .44
General Motors Acceptance Corp. 5.06%-5.07% due 1/13-1/1557,000,000   56.380      .65
H.J. Heinz Co. 5.00%-5.44% due 11/4-12/11/98             84,000,000   83.719      .96
Hershey Foods Corp. 4.95%-5.43% due 11/5-12/10/98        43,400,000   43.219      .49
International Lease Finance Corp. 5.00%-5.43% due 11/2/9897,700,000   97.153     1.11
Lucent Technologies Inc. 5.19%-5.42% due 11/3-11/19/98   73,000,000   72.880      .83
Monsanto Co. 5.15%-5.52% due 11/12/98-2/12/99 (2)        51,300,000   50.913      .58
Motorola, Inc. 5.10%-5.48% due 11/12-12/28/98            63,185,000   62.824      .72
National Rural Utilities Cooperative Finance Corp. 5.12%-5.48%
 due 11/12/98-1/12/99                                    62,900,000   62.423      .71
Procter & Gamble Co. 4.90%-5.47% due 11/6/98-1/20/99     59,900,000   59.690      .68
Xerox Corp. 4.95%-5.20% due 11/9/98-1/11/99              92,100,000   91.573     1.05
----------------------------------------------           ------------------------------
                                                                    1,174.589   13.43
                                                                    -------------------

Federal Agency Discount Notes
----------------------------------------------           ------------------------------
Fannie Mae 4.93%-5.34% due 12/4/98-3/25/99               100,800,000  99.548     1.14
Federal Farm Credit Banks 4.85% due 2/1/99               100,000,000  99.977     1.14
Federal Home Loan Banks 5.25% due 12/18/98               51,000,000   50.674      .58
Freddie Mac 4.92%-5.41% due 11/5/98-3/26/99              374,900,000 370.910     4.24
----------------------------------------------           ------------------------------
                                                                           62    7.10
                                                                    -------------------

U.S. Treasury Short-Term Notes
----------------------------------------------           ------------------------------
5.875%-8.875% due 2/15-8/15/99                           348,000,000 354.387     4.05
----------------------------------------------           ------------------------------

TOTAL SHORT-TERM SECURITIES (cost: $2,150.783
 million)                                                           2,150.085   24.58
EXCESS OF PAYABLES OVER CASH AND RECEIVABLES                          34.544      .40
                                                                    -------------------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                                       2,115.541   24.18
                                                                    -------------------
NET ASSETS                                                          8,746.804  100.00
                                                                    ===================

(1) Non-income-producing securities.

(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(3) Valued under procedures approved by the Board of Directors.

(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(5) Coupon rate changes periodically.

(6) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements

Capital Income Builder
Financial Statements

Statement of Assets and Liabilities
at October 31, 1998                                       (dollars in
                                                          millions)
Assets:
Investment securities at market (cost:$4,743.757)         $6,631.263
Short-term securities (cost:$2,150.783)                   2,150.085
Cash                                                           .079
Receivables for-
 Sales of investments                            $ 90.000
 Sales of fund's shares                            13.014
 Forward currency contracts                          .000
 Dividends and accrued interest                    53.248   156.262
                                                ----------------------
                                                          8,937.689
Liabilities:
Payables for-
 Purchases of investments                         116.390
 Repurchases of fund's shares                       5.508
 Management services                                2.059
 Dividends payable                                 63.346
 Accrued expenses                                   3.582   190.885
                                                ----------------------
Net Assets at October 31, 1998 - Equivalent to
 $48.40 per share on 180,735,722 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 200,000,000 shares)          $8,746.804
                                                          ============

Statement of Operations
for the year ended October 31, 1998
(dollars in millions)


Investment Income:
Income:
 Dividends                                       $217.392
 Interest                                         193.597  $410.989
                                                ------------
Expenses:
 Management services fee                           26.651
 Distribution expenses                             18.508
 Transfer agent fee                                 4.060
 Reports to shareholders                             .967
 Registration statement and prospectus               .570
 Postage, stationery and supplies                    .815
 Directors' fees                                     .132
 Auditing and legal fees                             .063
 Custodian fee                                      1.114
 Taxes other than federal income tax                 .069
 Other expenses                                      .100    53.049
                                                ----------------------
 Net investment income                                      357.940
                                                          ------------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                           519.943
Net increase in unrealized appreciation on investments      108.040
                                                          ------------
 Net realized gain and increase in unrealized
  appreciation on investments                               627.983
                                                          ------------
Net Increase in Net Assets Resulting from Operations       $985.923
                                                          ============

See Notes to Financial Statements
Statement of Changes in Net Assets
 (dollars in millions)                          Year endedOctober 31
                                                     1998      1997
                                                ----------------------
Operations:
Net investment income                           $  357.940$  259.582
Net realized gain on investments                  519.943   280.827
Net increase in unrealized appreciation on inves  108.040   776.609
                                                ----------------------
 Net increase in net assets resulting from
  operations                                      985.923 1,317.018
                                                ----------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income             (360.241) (262.498)
Distributions from net realized gain on investme (256.425)  (99.910)
                                                ----------------------
 Total dividends and distributions               (616.666) (362.408)
                                                ----------------------
Capital Share Transactions:
Proceeds from shares sold: 30,081,411 and
 29,804,485 shares, respectively                1,451.894 1,285.671
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 10,721,248 and
 7,455,750 shares, respectively                   505.404   314.663
Cost of shares repurchased: 18,311,478 and 15,485,458
 shares, respectively                            (881.077) (671.331)
                                                ----------------------
 Net increase in net assets resulting from capital
  share transactions                            1,076.221   929.003
                                                ----------------------
Total Increase in Net Assets                    1,445.478 1,883.613

Net Assets:
Beginning of year                               7,301.326 5,417.713
                                                ----------------------
End of year (including undistributed net investment
 income: $3.480 and $3.028, respectively)       $8,746.804$7,301.326
                                                ======================



See Notes to Financial Statements

CAPITAL INCOME BUILDER
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. The fund does not amortize premiums on securities purchased. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are
declared daily from net investment income.   Distributions paid to shareholders
are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

   It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of October 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,886,808,000, of which $2,019,478,000 related to appreciated securities and $132,670,000 related to depreciated securities. During the year ended October 31, 1998, the fund realized, on a tax basis, a net capital gain of $517,096,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $2,847,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,894,540,000 at October 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $26,651,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

   DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1998, distribution expenses under the Plan were $18,508,000. As of October 31, 1998, accrued and unpaid distribution expenses were $2,758,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,716,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,060,000.

   DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1998, aggregate amounts deferred and earnings thereon were $293,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,722,714,000 and $1,913,111,000, respectively, during the year ended October 31, 1998.

   As of October 31, 1998, accumulated undistributed net realized gain on investments was $492,001,000 and additional paid-in capital was $6,362,433,000. The fund reclassified $2,753,000 to undistributed net investment income and $24,069,000 to additional paid-in capital from undistributed net realized gains for the year ended October 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,114,000 includes $33,000 that was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1998, such non-U.S. taxes were $11,018,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $10,075,000 for the year ended October 31, 1998.

Per-Share Data and Ratios

                                             Year        ended     October        31
                                              1998         1997        1996     1995         1994

Net Asset Value, Beginning of Year         $46.14       $39.70      $36.27    $32.68       $34.42
                                         --------  --------- - --------- - ---------  --------- -
 Income From Investment Operations:
  Net investment income                      2.09         1.74        1.95      1.69         1.73
  Net realized and unrealized gain
   (loss) on investments                      3.87        7.20         3.92     3.69        (1.62)
                                        ---------    ---------   --------- ---------    ---------
   Total income from investment opera        5.96         8.94        5.87      5.38          .11
                                        ---------    ---------   --------- ---------    ---------
 Less Distributions:
  Dividends from net investment incom       (2.09)       (1.77)      (1.94)    (1.69)       (1.73)
  Distributions from net realized gai       (1.61)        (.73)       (.50)     (.10)        (.12)
                                        ---------    ---------   --------- ---------    ---------
   Total distributions                      (3.70)       (2.50)      (2.44)    (1.79)       (1.85)
                                        ---------    ---------   --------- ---------    ---------
Net Asset Value, End of Year               $48.40       $46.14      $39.70    $36.27       $32.68
                                        =========    =========   ========= =========    =========

Total Return (1)                            13.33%     23.16%      16.76%    16.98%          .47%


Ratios/Supplemental Data:
 Net assets, end of year (in millions      $8,747       $7,301      $5,418    $4,533       $3,629
 Ratio of expenses to average net ass        .64%          .65%        .71%      .72%         .73%
 Ratio of net income to average net a       4.35%         4.04%       5.19%     4.96%        5.29%
 Portfolio turnover rate                   24.38%        27.65%      27.56%    18.06%       36.19%



(1)Excludes maximum sales charge of 5.75%.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
November 30, 1998

Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


                                                  From Net         From Net              From Net

                                                  Investment       Realized Short-       Realized Long-

Reinvest Date           Payment Date              Income           term Gains            term Gains

December 22, 1997       December 23, 1997         $0.480           -                     $1.61*

March 23, 1998          March 24, 1998             0.480           -                     -

June 16, 1998           June 17, 1998              0.485           -                     -

September 8, 1998       September 9, 1998          0.490           -                     -


*INCLUDES $1.061 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.
The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 27% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                    PART C
                             OTHER INFORMATION
                        CAPITAL INCOME BUILDER, INC.

ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(b) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(c) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(d) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(e) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(f) None.

(g) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(h) None.

(i) Not applicable to this filing.

(j) Consent of Independent Auditors.

(k) None.

(l) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(m) Previously filed (see Post-Effective Amendment No. 12 filed December 30,
1997).

(n) EX-27 Financial data schedule (EDGAR).

(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which directors who are parties may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(b)   (1)                                       (2)                              (3)



      NAME AND PRINCIPAL                        POSITIONS AND OFFICES            POSITIONS AND OFFICES

      BUSINESS ADDRESS                          WITH UNDERWRITER                 WITH REGISTRANT



      David L. Abzug                            Regional Vice President          None

      27304 Park Vista Road
      Agoura Hills, CA  91301



      John A. Agar                              Vice President                   None
      1501 N. University, Suite 227A
      Little Rock, AR  72207



      Robert B. Aprison                         Vice President                   None

      2983 Bryn Wood Drive

      Madison, WI  53711



L     William W. Bagnard                        Vice President                   None



      Steven L. Barnes                          Senior Vice President            None

      5400 Mount Meeker Road

      Boulder, CO  80301



B     Carl R. Bauer                             Assistant Vice President         None

      Michelle A. Bergeron                      Vice President                   None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair                           Senior Vice President            None

      27 Drumlin Road

      West Simsbury, CT  06092



      John A. Blanchard                         Vice President                   None

      6421 Aberdeen Road

      Mission Hills, KS  66208



      Ian B. Bodell                             Senior Vice President            None

      P.O. Box 1665

      Brentwood, TN  37024-1665



      Michael L. Brethower                      Senior Vice President            None

      2320 North Austin Avenue

      Georgetown, TX  78626



      C. Alan Brown                             Regional Vice President          None

 4129 Laclede Avenue
       St. Louis, MO  63108




H     J. Peter Burns                            Vice President                   None



      Brian C. Casey                            Regional Vice President          None

      8002 Greentree Road

      Bethesda, MD  20817



      Victor C. Cassato                         Senior Vice President            None

      609 W. Littleton Blvd., Suite 310

      Littleton, CO  80120



      Christopher J. Cassin                     Senior Vice President            None

      111 W. Chicago Avenue, Suite G3

      Hinsdale, IL  60521



      Denise M. Cassin                           Vice President                  None

      1301 Stoney Creek Drive

      San Ramon, CA  94538



L     Larry P. Clemmensen                       Director                         None



L     Kevin G. Clifford                         Director, President and          None
                                                Co-Chief Executive Officer



      Ruth M. Collier                           Senior Vice President            None

      145 West 67th St., #12K

      New York, NY  10023



S     David Coolbaugh                           Assistant Vice President         None



      Thomas E. Cournoyer                       Vice President                   None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell                      Senior Vice President            None

      3521 Rittenhouse Street, N.W.

      Washington, D.C.  20015



L     Carl D. Cutting                           Vice President                   None



      Daniel J. Delianedis                      Regional Vice President          None

      8689 Braxton Drive

      Eden Prairie, MN  55347



      Michael A. Dilella                        Vice President                   None

      P. O. Box 661

      Ramsey, NJ  07446



      G. Michael Dill                           Senior Vice President            None
      505 E. Main Street

      Jenks, OK  74037



      Kirk D. Dodge                             Senior Vice President            None

      633 Menlo Avenue, Suite 210

      Menlo Park, CA  94025



      Peter J. Doran                            Senior Vice President            None

      1205 Franklin Avenue

      Garden City, NY  11530



L     Michael J. Downer                         Secretary                        None



      Robert W. Durbin                          Vice President                   None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards                          Senior Vice President            None



L     Paul H. Fieberg                           Senior Vice President            None



      John Fodor                                 Vice President                  None

      15 Latisquama Road

      Southborough, MA  01772



L     Mark P. Freeman, Jr.                      Director                         None



      Clyde E. Gardner                          Senior Vice President            None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford                       Vice President                   None



      Jeffrey J. Greiner                        Vice President                   None

      12210 Taylor Road

      Plain City, OH  43064

L     Paul G. Haaga, Jr.                        Director                         Chairman of the Board



B     Mariellen Hamann                          Assistant Vice President         None



      David E. Harper                           Senior Vice President            None

      R.D. 1, Box 210, Rte 519

      Frenchtown, NJ  08825



      Ronald R. Hulsey                          Vice President                   None

      6744 Avalon

      Dallas, TX  75214



      Robert S. Irish                           Regional Vice President          None

      1225 Vista Del Mar Drive

      Delray Beach, FL  33483



L     Robert L. Johansen                        Vice President                   None



      Michael J. Johnston                       Director                         None

      630 Fifth Avenue, 36th Floor

      New York, NY  10111



B     Damien M. Jordan                          Vice President                   None



      Arthur J. Levine                          Senior Vice President            None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                             Assistant Vice President         None



      T. Blake Liberty                          Regional Vice President          None

      5506 East Mineral Lane

      Littleton, CO  80122



      Mark Lien                                 Regional Vice President          None
      5570 Beechwood Terrace
      West Des Moines, IA  50266

L     Lorin E. Liesy                            Assistant Vice President         None



L     Susan G. Lindgren                         Vice President -                 None
                                                Institutional

                                                Investment Services



LW    Robert W. Lovelace                        Director                         None



      Stephen A. Malbasa                        Vice President                   None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel                          Senior Vice President            None

      5241 South Race Street

      Littleton, CO  80121



L     J. Clifton Massar                         Director, Senior Vice            None
                                                President



L     E. Lee McClennahan                        Senior Vice President            None



L     Jamie R. McCrary                          Assistant Vice President         None



S     John V. McLaughlin                        Senior Vice President            None



      Terry W. McNabb                           Vice President                   None

      2002 Barrett Station Road

      St. Louis, MO  63131



L     R. William Melinat                        Vice President -                 None
                                                Institutional

                                                Investment Services



      David R. Murray                           Vice President                   None

      60 Briant Drive

      Sudbury, MA  01776



      Stephen S. Nelson                         Vice President                   None

      P.O. Box 470528

      Charlotte, NC  28247-0528



      William E. Noe                            Regional Vice President          None

      304 River Oaks Road

      Brentwood, TN  37027



      Peter A. Nyhus                            Vice President                   None

      3084 Wilds Ridge Court

      Prior Lake, MN  55372

      Eric P. Olson                             Vice President                   None

      62 Park Drive

      Glenview, IL  60025



      Fredric Phillips                          Senior Vice President            None

      175 Highland Avenue, 4th Floor

      Needham, MA  02494



B     Candance D. Pilgrim                       Assistant Vice President         None



      Carl S. Platou                            Vice President                   None

      4021 96th Avenue, S.E.

      Mercer Island, WA  98040



L     John O. Post                              Vice President                   None



S     Richard P. Prior                          Assistant Vice President         None



      Steven J. Reitman                         Senior Vice President            None

      212 The Lane

      Hinsdale, IL  60521



      Brian A. Roberts                           Vice President                  None

      P.O. Box 472245

      Charlotte, NC  28247



      George S. Ross                            Senior Vice President            None

      55 Madison Avenue

      Morristown, NJ  07962



L     Julie D. Roth                             Vice President                   None



L     James F. Rothenberg                       Director                         None



      Douglas F. Rowe                           Vice President                   None

      30008 Oakland Hills Drive

      Georgetown, TX  78628



      Christopher S. Rowey                      Regional Vice President          None

      9417 Beverlywood Street

      Los Angeles, CA  90034



      Dean B. Rydquist                          Senior Vice President            None

      1080 Bay Pointe Crossing

      Alpharetta, GA  30005

      Richard R. Samson                         Senior Vice President            None

      4604 Glencoe Avenue, #4

      Marina del Rey, CA  90292



      Joseph D. Scarpitti                       Vice President                   None

      31465 St. Andrews

      Westlake, OH  44145



L     R. Michael Shanahan                       Director                         None



      David W. Short                            Director, Chairman of the        None
      1000 RIDC Plaza, Suite 212                Board and Co-Chief
      Pittsburgh, PA  15238                     Executive Officer



      William P. Simon, Jr.                     Senior Vice President            None

      912 Castlehill Lane

      Devon, PA  91333



L     John C. Smith                             Assistant Vice President -       None
                                                Institutional Investment
                                                Services



      Rodney G. Smith                           Vice President                   None

      100 N. Central Expressway
      Suite 1214

      Richardson, TX  75080



      Tony Soave                                Regional Vice President          None
      8831 Morning Mist Drive
      Clarkston, MI  48348

      Nicholas D. Spadaccini                    Regional Vice President          None

      855 Markley Woods Way

      Cincinnati, OH  45230



L     Kristen J. Spazafumo                      Assistant Vice President         None



      Daniel S. Spradling                       Senior Vice President            None

      181 Second Avenue
      Suite 228

      San Mateo, CA  94401



B     Max D. Stites                             Vice President                   None



      Thomas A. Stout                           Regional Vice President          None

      3919 Whooping Crane Circle
      Virginia Beach, VA  23455





      Craig R. Strauser                         Vice President                   None

      3 Dover Way

      Lake Oswego, OR  97034



      Francis N. Strazzeri                      Senior Vice President            None

      31641 Saddletree Drive

      Westlake Village, CA  91361



L     Drew W. Taylor                            Assistant Vice President         None



S     James P. Toomey                            Vice President                  None



I     Christopher E. Trede                       Vice President                  None



      George F. Truesdail                       Vice President                   None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith                      Vice President                   None

      60 Reedland Woods Way

      Tiburon, CA  94920



      Thomas E. Warren                          Regional Vice President          None

      119 Faubel Street

      Sarasota, FL  34242



L     J. Kelly Webb                             Senior Vice President,           None
                                                Treasurer



      Gregory J. Weimer                         Vice President                   None

      206 Hardwood Drive

      Venetia, PA  15367



B     Timothy W. Weiss                          Director                         None



      George Wenzel                             Regional Vice President          None
      3406 Shakespeare Drive
      Troy, MI  48084

      N. Dexter Williams                        Senior Vice President            None
      P.O. Box 2200
      Danville, CA  94526



      Timothy J. Wilson                         Vice President                   None

      113 Farmview Place

      Venetia, PA  15367



B     Laura L. Wimberly                         Vice President                   None



H     Marshall D. Wingo                         Director, Senior Vice            None
                                                President



L     Robert L. Winston                         Director, Senior Vice            None
                                                President



      William R. Yost                           Vice President                   None

      9320 Overlook Trail

      Eden Prairie, MN  55347



      Janet M. Young                            Regional Vice President          None

      1616 Vermont

      Houston, TX  77006



      Scott D. Zambon                           Regional Vice President          None

      320 Robinson Drive

      Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640 and 5300 Robin Hood Road, Norfolk, VA 23514.

Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 24th day of December, 1998.

CAPITAL INCOME BUILDER, INC.

By /s/ Paul G. Haaga, Jr.
 (Paul G. Haaga, Jr., Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on December 24, 1998, by the following persons in the capacities indicated.

         SIGNATURE                              TITLE



(1)      Principal Executive Officer:





         /s/ James B. Lovelace                  President and Director

             (James B. Lovelace)



(2)      Principal Financial Officer and

         Principal Accounting Officer:





         /s/ R. Marcia Gould                    Treasurer

             (R. Marica Gould)



(3)      Directors:



         H. Frederick Christie*                 Director





         /s/ Paul G. Haaga, Jr.                 Chairman of the Board
         (Paul G. Haaga, Jr.)

         Mary Myers Kauppila                    Director

         /s/ James B. Lovelace                  President and Director
         (James B. Lovelace)

         Jon B. Lovelace*                       Vice Chairman of the Board

         Gail L. Neale*                         Director

         Robert J. O'Neill                      Director

         Donald E. Petersen*                    Director

         Stefanie Powers                        Director

         Frank Stanton*                         Director

         Charles Wolf, Jr.*                     Director


*By /s/ Vincent P. Corti
(Vincent P. Corti, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

/s/ Michael J. Downer
(Michael J. Downer)